EXHIBIT 10.6


                       MANAGEMENT AND SERVICING AGREEMENT

         THIS MANAGEMENT AND SERVICING AGREEMENT (this "Agreement") is made as of this 10th day of July 2000, among INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), the entities identified on the signature pages hereto as "IHS Licensees" (collectively, the "IHS Licensees" and together with IHS, the "Relevant IHS Entities," and in their capacity as "Servicer" hereunder, "Servicer"), SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust ("SNH"), FIVE STAR QUALITY CARE, INC., a Delaware corporation ("Manager"), the entities identified on the signature pages hereto as "Proposed Operators" (collectively, the "Proposed Operators"), and ADVISORS HEALTHCARE GROUP, INC., a Delaware corporation (f/k/a "Connecticut Subacute Corporation II") ("Advisors", and together with the IHS Licensees, collectively, the "Licensees").

                              W I T N E S S E T H:

         WHEREAS, each of the IHS Licensees holds a license to operate each of the skilled nursing, intermediate care or residential facilities identified on Schedule A-1 as being licensed to it (the "IHS Facilities"), and Advisors holds a license to operate the skilled nursing, intermediate care or residential facilities listed on Schedule A-2 (the "Advisors Facilities," together with the IHS Facilities, collectively, the "Facilities"); and

         WHEREAS, Servicer has, prior to the date hereof, provided management services of the nature set forth in Sections 1 and 2 hereof for each of the Facilities; and

         WHEREAS, Manager has agreed to provide management services to each Proposed Operator and Advisors with respect to each of the Facilities; and

         WHEREAS, each of the Proposed Operators and Advisors leases, as tenant, the Facilities identified as being leased by it on Schedule A; and

         WHEREAS, each of the IHS Licensees has entered into an Interim Sublease Agreement dated as of even date herewith (collectively, the "Sublease Agreements") with the relevant Proposed Operator pursuant to which such IHS Licensee, as subtenant of such Proposed Operator, occupies its IHS Facility; and

         WHEREAS, each IHS Licensee wishes to delegate to Manager certain authority and responsibility to manage its IHS Facility, and Advisors wishes to delegate to Manager certain authority and responsibility to manage each Advisors Facility, in each case pending and in anticipation of receipt by the appropriate Proposed Operator of the licenses and determinations of need and suitability of the types listed on Schedule B-1 necessary for the Proposed Operator to operate such IHS Facility or Advisors Facility, as the case may be, as licensee (individually, a "Necessary License" and collectively, the "Necessary Licenses," and together with all provider agreements and certifications of the types listed on Schedule B-2 necessary for such Proposed Operator of such IHS Facility or Advisors Facility, as the case may be, to receive Medicare and Medicaid reimbursement for the services provided therein, individually, a "License" and

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collectively,  the "Licenses";  and as used herein, the term "Relevant Licensee"
shall mean (a) with respect to any Advisors Facility (i) Advisors, prior to the receipt of all Necessary Licenses for such Advisors Facility and (ii) the Proposed Operator for such Advisors Facility, after the receipt of all Necessary Licenses for such Advisors Facility; and (b) with respect to any IHS Facility
(i) the IHS Licensee for such IHS Facility, prior to the receipt of all Necessary Licenses for such IHS Facility and (ii) the Proposed Operator for such IHS Facility, after the receipt of all Necessary Licenses for such IHS Facility); and

         WHEREAS, Manager is willing to assume such responsibilities, provided that it is permitted to delegate to Servicer, and that Servicer assume, certain authority and responsibility to manage the Facilities; and

         WHEREAS,   Servicer   is  willing   to  assume   such   authority   and
responsibility, all on the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. General Duties. To the fullest extent permitted by applicable law, and subject to the control and direction of the Relevant Licensees, each of the Licensees and Proposed Operators hereby engages Manager, and Manager hereby delegates to Servicer (subject to the assumption by Manager of the duties of Servicer as provided in the last sentence of this Section 1), and Servicer hereby assumes (subject as provided in the last sentence of this Section 1 and as provided in Section 8.1), the responsibility to manage and supervise the day-to day operation of the Facilities with the objective of providing skilled nursing, intermediate care and residential services to patients and residents of the Facilities and to carry out general management functions with respect to the Facilities, including, but not limited to, the following: supervise the performance of all administrative functions as may be necessary in the management and operation of the Facilities; select, hire, train, supervise, monitor the performance of, and terminate or fire, all personnel involved in the administration and day-to-day operations of the Facilities, including, without limitation, professional personnel, custodial, cleaning, maintenance, and other operational personnel, and secretarial and bookkeeping personnel; provide accounting, billing, purchasing and bill payment functions for the Facilities; establish systems of accounts and supervise the maintenance of ledgers and other primary accounting records by personnel of the Facilities; supervise the financial affairs of the Facilities; establish and supervise the implementation of operating budgets, and establish and administer financial controls over the operations and management of the Facilities; develop and establish financial standards and norms by which the income, costs, and operations of the Facilities may be evaluated; serve as advisor and consultant in connection with policy decisions to be made by the Relevant Licensee; to operate, maintain and administer the information management systems of the Facilities; prepare and furnish reports and economic and statistical data in connection with or relative to the management of the Facilities to the Relevant Licensee as the Relevant Licensee may request in order to comply with applicable law and regulations;
represent the Facilities in its dealings with creditors, patients, personnel, agents for collection and insurers; file with applicable state Medicaid programs and the Medicare programs and all other public and private third party reimbursement programs (collectively, "third party payors") all required claims for payment and

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cost  reports;  administer  trust  funds for the  benefit  of  residents  of the
Facilities and prepare and file all accounts for such funds required by applicable law; maintain listings of all residents of the Facilities and the persons or third party payors responsible for their charges; act as agent for Relevant Licensee in disbursing or collecting the funds of the Facilities, and in paying the debts and fulfilling the obligations of the Facilities incurred subsequent to the Effective Time (as hereafter defined); market the services of the Facilities; and generally see to the operations and management of the Facilities, the marketing of their services, planning for future operations, and the establishment and implementation of policies for the Facilities. In addition, each of the Licensees and Proposed Operators hereby engage Manager to secure such engineering, legal, and other specialized technical and professional services as may be necessary to advise or to represent the Licensees and Proposed Operators for each Facility in connection with any matter involving or arising out of the operation of the Facilities or the conduct of the Facilities. Manager shall, at all times during the term of this Agreement keep Servicer
reasonably   informed  as  to  any  matters  with  respect  to  which  any  such engineering, legal or other services are retained and with respect to the advice rendered and actions taken with respect to such matters. Servicer is neither authorized nor obligated to perform such functions. If, as provided in Section
8.2 hereof, Manager advises Servicer in writing that Servicer may discontinue the provision of certain described services to be provided by Servicer under this Section 1 and/or Section 2 hereof, Manager shall automatically be deemed to have assumed full responsibility for providing such services to the Relevant Licensee under the terms of this Section 1 and/or Section 2 as if Manager were the "Servicer" referred to herein or therein.

2. Specific Duties. To the fullest extent permitted by applicable law, and subject to the control and direction of the Relevant Licensee, and without limiting the generality of the foregoing, Servicer shall have the following specific duties:

         2.1 Employees. Servicer shall recruit, evaluate, and select, subject to such review by Relevant Licensee as shall be required by applicable law and regulations, qualified nursing home administrators who shall be responsible for the functional operation of the Facilities and supervision of personnel at the Facilities, on a day-to-day basis, as well as all on-site professional, custodial, food service, cleaning, maintenance, clerical, secretarial, bookkeeping, management, collection, and other administrative personnel for the day-to-day operations of the Facilities (collectively, "Personnel"). Such Personnel shall be employees of Servicer (subject to the following sentence), provided Manager, Advisors and the Proposed Operator of the relevant Facility shall have full responsibility for payment of their wages, salaries, and other compensation and benefits (in accordance with Section 4). Anything in this
Section 2.1 to the contrary notwithstanding, Manager shall offer employment to all such Personnel at or as soon after the Effective Time as is reasonably practicable, but not later than sixty (60) days after the Effective Time, in any event. Servicer shall establish such personnel policies, wage structures, and staff schedules as it deems necessary and advisable in accordance with applicable law. Servicer shall have authority to hire and discharge employees who, immediately prior to the Effective Time, were employed at the Facilities. Servicer shall maintain payroll records and shall prepare weekly and monthly payrolls, and returns of withholding taxes. Servicer acknowledges that the ability of Manager to make any such offer may be subject to receipt of the Necessary Licenses and that in any event, Manager will first have to implement an appropriate accounting and payroll function. Servicer agrees to cooperate with Manager in connection with such offers of employment and to release any Personnel to whom Manager offers employment

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from  any   employment   agreements,   non-competition,   non-solicitation   and
non-disclosure  agreements or common law  obligations to which they may be party
or  subject.   Notwithstanding  anything  to  the  contrary  contained  in  this
Agreement, Servicer shall have no liability whatsoever to or with respect to any of the Personnel or by reason of any actions taken or omitted by any of the Personnel, in each case relating to any period on or after the Effective Time (regardless of the fact that the Personnel may be employees of Servicer). Notwithstanding anything to the contrary contained in this Agreement, the Manager shall not be required or permitted to offer employment at any time to any person then employed as a member of the IHS corporate staff ("IHS Corporate Staff") (excluding, however, regional vice presidents and their staff (the
"RVPs") as to which Manager has provided reasonable prior notice to IHS), without the prior consent of IHS (which consent will not be unreasonably withheld). If IHS shall consent to the making of any such offer, it will cooperate with Manager with respect thereto, and if any such member of the IHS Corporate Staff or any RVP shall become an employee of any SNH Entity, he or she shall be deemed to belong to Personnel.

         2.2 Purchasing. Servicer shall (subject to Section 4) purchase substantially all necessary supplies, foodstuffs, materials, appliances, tools, and equipment customarily used in the operation of the Facilities. Servicer shall use commercially reasonable efforts to limit purchasing costs and to maintain such costs at a level reasonably calculated to allow the Facilities to operate profitably. Servicer may, but shall not be obligated to, make such purchases in bulk under a centralized purchasing system established by it for other facilities under its management in order to minimize costs. Servicer shall arrange contracts for electricity, gas, telephone, and any other utility or service necessary to the operation of the Facilities. Servicer shall, on behalf of the Proposed Operator and/or the owner of the buildings and real property in and on which the Facilities are located (the "Real Property Owner"), contract for and supervise the making of any necessary repairs, alterations, and improvements to the Facilities, provided that in the case of any repair, alteration or improvement, the cost of which exceeds $5,000, Servicer shall obtain the prior approval of Manager and the Relevant Licensee, except that no such prior approval shall be required if the expenditure is made under circumstances reasonably requiring emergency action. Without limiting the provisions of Sections 2.4 and 4, Servicer shall, upon written request, submit to the Proposed Operator and Licensee such certification as to expenses incurred in the operation of the Facilities as may be reasonably required by the Proposed Operator or Licensee in order to comply with applicable law and regulations, including, without limitation, law and regulations applicable to preparation and submission of cost reports.

         2.3 Bookkeeping. Servicer shall establish and maintain a record and bookkeeping system for the operation and conduct of the Facilities in accordance with generally accepted accounting principles. Full books of account with entries of all receipts and expenditures of the Facilities shall be open for inspection by representatives of Licensee, Manager and Proposed Operator upon reasonable notice and at reasonable times, to the extent required by Licensee, Manager or Proposed Operator in order to comply with applicable law and regulations, including, without limitation, law and regulations applicable to preparation and submission of cost reports.

         2.4 Financial Reports. Servicer shall: (a) as soon as reasonably possible after the close of each calendar month (and as soon as reasonably possible after the termination of the

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obligations  of the  Relevant IHS  Entities,  as Servicer,  in  accordance  with
Section 8.1) furnish to the Relevant Licensee and Manager a statement of income for the month (or portion thereof) and for the year to date, together with a detailed statement of billings, receipts, disbursements, accounts payable and accounts receivable; (b) in the event the Relevant Licensee is required by applicable law, regulations or the provisions of any material contract to which it is a party or by which it is bound to conduct or submit to an audit of the Facilities' financial performance relative to the period during which Servicer performed services under this Agreement, make available all books and records of the Facilities on a timely basis and cooperate fully with any auditors or accountants designated by the Relevant Licensee; (c) as soon as reasonably possible after the close of each applicable reporting period for rate setting purposes, and not later than the applicable deadline, prepare for submission by the Relevant Licensee a cost report for each Facility (and including in any event, any short-year cost report required to be submitted by the IHS Licensee after receipt of the Necessary Licenses and provider agreements by the Proposed Operator), showing the costs and expenditures relating to resident care for such
Facility  and  such  other   information   as  is  required  by  the  applicable
governmental authority, such report being in all material respects (including as to form) in compliance with the requirements of such applicable governmental authority; and (d) cooperate with and furnish information to each Proposed Operator and Manager in a timely manner in connection with the preparation of applications by such Proposed Operator for any Licenses with respect to the Facilities. Servicer shall supply all information, reports, forms and data required to be provided by it pursuant to this Section 2.4 in electronic or hard copy form (and, in the case of clause (a) above, if such information and data are provided in hard copy form, Servicer shall provide such information to Manager in electronic form also, if available in the ordinary course), as determined by Servicer consistent with its ordinary practice, unless applicable law shall require that any such information, report, form or data be submitted in a particular form, in which case, Servicer shall comply with such applicable law.

         The provisions of paragraphs (b), (c) and (d) of this Section 2.4 shall survive the termination of the obligation of the Relevant IHS Entities as Servicer under Section 8.1, to the extent such provisions relate to the period prior to such termination.

         2.5 Marketing. Servicer shall use commercially reasonable efforts to market the services of the Facilities in order to maintain the patient or resident census at the Facilities in such numbers and of such categories as, in Servicer's judgment, will tend to maintain the financial stability of the Facilities and to ensure compliance with laws, regulations, orders and judgments applicable to the Facilities. Servicer may design and implement programs with third party payors, such as insurance companies, federal agencies and state and local agencies, for services to patients on a contract basis, for the purpose of improving the financial stability of the Facilities.

         2.6 Notices of Proceedings. Each of Servicer, Manager and Relevant Licensee shall promptly inform the others of the commencement of any formal or informal investigations or proceedings known to it before any and all local, state and federal agencies which purport to regulate any Facility to the extent such proceeding may have a material impact upon the operation of any Facility.

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         2.7 Insurance.

                  (a) Manager shall obtain on behalf of itself and Servicer, Licensee, Proposed Operator and the Real Property Owners for each Facility, as their interests may appear, commercial general liability, all risk property, professional or malpractice liability and worker's compensation insurance covering the Facilities, any equipment used in connection with the Facilities, the Personnel and any other employees located at the Facilities, and Manager, Servicer, Licensees, Proposed Operator and the Real Property Owners for each Facility, as their interests may appear, in such amounts and with such deductibles as are, in each case, described in Schedule 2.7 hereto, and with such additional provisions or coverage as may be determined by Manager.

                  (b) All insurance provided under this Section 2.7 shall be issued by insurance companies with an A.M. Best Rating of not less than A-VI and that are licensed and qualified to do business in the state of operation of the relevant Facility.

                  (c) Notwithstanding the provisions for deductibles in Section 2.7, it is understood and agreed that the policies of insurance provided for in this Section 2.7 may contain deductible or retention provisions in such amounts as are maintained with respect to similar type facilities in the industry. In addition to premiums, Manager and SNH shall be responsible for all deductibles, retentions, collateral and expenses associated with such insurance.

                  (d) Each of the policies of liability insurance referred to in this Section 2.7 (including the umbrella coverage, and, for as long as any Personnel remain employees of any Relevant IHS Entity, workman's compensation insurance) shall name IHS, Servicer and each applicable IHS Licensee as an insured or additional insured, as appropriate. Manager shall provide Servicer with a Certificate of Insurance at the Effective Time naming IHS, Servicer and each applicable IHS Licensee as an insured or additional insured with respect to such liability insurance, as appropriate, and within two Business Days of any subsequent request. Manager shall notify Servicer at least (30) days in advance of a cancellation or expiration of such policies. It is further understood that Manager shall provide all necessary risk management services.

         2.8 Collections, Accounts, Disbursements and Termination Accounting.

                  (a) Billing. Servicer shall prepare and submit bills for all moneys owing to the Relevant Licensee, whether from patients or third party payors, for services provided by or at the Facilities at any time, whether prior to 12:01 A.M. (Boston time) on the day following the Closing (the "Effective Time") or after the Effective Time.

                  (b) Collection of Accounts Receivable.

                  (i) (i) Each IHS Licensee and Relevant IHS Entity acknowledges that, pursuant to the provisions of the Settlement Agreement dated as of April 11, 2000, as amended, among, inter alia, Integrated Health Services, Inc., SNH, SPTIHS Properties Trust, HRES1 Properties Trust and HRES2 Properties Trust, each a Maryland real estate investment trust ("SPTIHS," "HRES1" and "HRES2," respectively), Manager, the

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         Proposed Operators and the Licensees (the "Settlement Agreement"),  the
         Proposed Operators (to the extent permitted by applicable law) and Advisors own all accounts receivable to the extent arising from services provided by or at its respective Facility after the Effective Time (the "Post-Effective Time Receivables"). Servicer is hereby
         authorized  and  directed  to  make  and  effect   collections  of  all
         Post-Effective   Time   Receivables.   With   respect   to   all   such
         Post-Effective Time Receivables with respect to any Facility that are owed by a Medicaid program or the Medicare program or other federal or state programs (collectively, "Government Receivables") and that are payable under the existing Provider Agreements of any Licensee, Servicer shall endorse and deposit into the Licensee bank account for such Facility under the name and control of the Licensee for such Facility (a "Licensee Account"), any and all monies, checks, drafts or other instruments or items received as payment for such Government Receivables. With respect to all Post-Effective Time Receivables with
         respect   to   any   Facility   other   than   Government   Receivables
         (collectively,   "Other  Receivables"),   Servicer  shall,  subject  to
         paragraph (ii) below, endorse and deposit into a bank account under the name and control of the Proposed Operator of such Facility that is designated in writing from time to time by the Proposed Operator (each a "Proposed Operator Account"), any and all monies, checks, drafts or
         other   instruments  or  items  received  as  payment  for  such  Other
         Receivables. Each IHS Licensee or Relevant IHS Entity that receives any proceeds of Post-Effective Time Receivables with respect to any Facility, whether as a deposit in the relevant Licensee Account or otherwise, and whether such proceeds are of Government Receivables or Other Receivables, acknowledges that, subject to paragraph (ii) below, it has no right to use any such proceeds for any purpose, and shall hold any and all such proceeds in trust for the Proposed Operator of such Facility or Advisors, as the case may be, and shall prior to the close of business on the Business Day on which it receives such amount, cause such funds to be paid into the applicable Proposed Operator Account for the account of the Proposed Operator or the Licensee Account of Advisors, as the case may be. As soon as practicable after the Effective Time, Servicer shall (to the extent permitted by law) instruct account debtors of each Facility to make payment directly into the relevant Proposed Operator Account for such IHS Facility and the Licensee Account of Advisors, as the case may be. During the term of this Agreement, Servicer shall keep accurate and complete books and
         records  of  all  receipts  with  respect  to  all  billing,   accounts
         receivable,   all  deposits  and  other   transactions   affecting  any
         Post-Effective Time Receivable whether to the Licensee Account, the Proposed Operator Account or to other checking accounts, which books and records shall be made available to Licensee, Proposed Operator and Manager upon request, and after termination of this Agreement shall make such books and records available to Licensee, Manager and Proposed Operator to the extent necessary to enable Licensee, Manager and
         Proposed Operator to comply with all applicable laws and regulations, including regulations governing preparation, submission and audits of cost reports. If any amount shall be collected within the first 60 days
         after  the  Effective   Time  from  an  account   debtor  that  is  not
         identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 100% of such amount shall be deemed to have been collected in respect of an account receivable that was due to the Servicer or an IHS Licensee in respect of services provided prior to the Effective Time (and the Servicer or such IHS
         Licensee   shall  be  permitted  to  retain  such   proceeds,   without
         limitation). If any amount shall be

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         collected  during the  period  from the 61st to the 120th day after the
         Effective Time from an account debtor that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 50% of such amount shall be deemed to have been collected in respect of an account receivable that was due to the Servicer or an IHS Licensee in respect of services provided prior to the Effective Time (and the Servicer or such IHS Licensee shall be permitted to retain such proceeds without limitation), and the other 50% of such amount shall be deemed to have been collected in respect of a Post-Effective Time Receivable (and such Proposed Operator shall be permitted to retain such proceeds without limitation). If any amount shall be collected after the 120th day after the Effective Time from an account debtor that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable, then 100% of such amount shall be deemed to have been collected in respect of a Post-Effective Time Receivable (and the Proposed Operator shall be permitted to retain such proceeds, without limitation). Each party hereto agrees to provide written notice to each other party hereto not affiliated with it, promptly following the last Business Day of each calendar month, if such party has received a payment during such calendar month that is not identifiable, using reasonable best efforts, as being in payment of a Post-Effective Time Receivable. Such written notice shall set out the amount of the payment and the person or entity that made the payment. If and to the extent that Manager or any Proposed Operator or any of their respective affiliates shall collect any account receivable owned (or deemed to be owned) by any Relevant IHS Entity, such person or entity shall immediately pay such amount to such Relevant IHS Entity, and until such payment is so made, Manager shall hold such amount in trust for the benefit of such Relevant IHS Entity.

                  (ii) Notwithstanding anything to the contrary contained in this Agreement, if the Manager, SNH, or any Proposed Operator shall fail to make any payment to the Servicer or any IHS Licensee pursuant to Section 4 hereof when and as due in accordance with Section 4, then Servicer and such IHS Licensee shall be entitled to collect and retain any amounts due in respect of Post-Effective Time Receivables to the extent necessary to offset such amount due under Section 4. Servicer or the applicable IHS Licensee shall promptly notify the Manager of any such offset. The rights and remedies of Servicer and the IHS Licensees under this paragraph (ii) shall be in addition to, and shall not be exclusive of, any other rights or remedies that may be available to Servicer or the IHS Licensee under this Agreement, any other agreement between the parties, at law, in equity, or otherwise, all of which rights may be exercised concurrently or in any order or priority.

                  (iii) IHS shall cause exclusive control of the Licensee Account for the Facilities located in Connecticut to be transferred to Advisors effective as of the Closing Date.

                  (c) Reduction Claims.

                  (i) If and to the extent that there shall be a reduction (a "Reduction") in the amount to be paid on any account receivable due to any IHS Licensee by a Medicaid program or the Medicare program for services rendered at any Facility from and after the

         Effective Time (an "IHS Government Receivable") by reason of any withholding, freeze, restriction, offset or recoupment applied against such IHS Government Receivable for an amount payable by any IHS Entity to the applicable Third Party Payor (as such term is defined in the Settlement Agreement) with respect to services provided on or prior to the Effective Time (a "Pre-Effective Date Third Party Payor Claim"), then the SNH Entities shall have a claim against the IHS Entities (a "Reduction Claim") that is: (1) in the amount of the Reduction; and (2) of equal priority to the priority that would have been accorded to the Pre-Effective Date Third Party Payor Claim in the IHS Entities' bankruptcies, under bankruptcy or other applicable law, or if and to the extent the Third Party Payor is not subject to the jurisdiction of the Court or limited in its recourse by the filing of the Case (as such term is defined in the Settlement Agreement), such other rights as the Third Party Payor may exercise.

                  (ii) The Manager shall give notice of any Reduction Claim (the "Manager's Notice") to the Senior Vice President-Finance of IHS, with such Manager's Notice to set forth the amount of such Reduction, the basis for the Pre-Effective Date Third Party Payor Claim (to the extent known to Manager), and the Reduction Claim that the Manager believes that is payable by the IHS Entities to the SNH Entities. The IHS Entities shall then have thirty (30) days from the date of the receipt of the Manager's Notice to pay the amount of the Reduction to the SNH Entities. The payment by the IHS Entities of any amount in accordance with the preceding sentence shall be without prejudice to the right of the IHS Entities to dispute, at any time, the SNH Entities' entitlement to any such payment, as follows:

                           (A) If the IHS Entities shall dispute the Third Party
                  Payor's basis for the Pre-Effective Date Third Party Payor Claim or the amount of such Pre-Effective Date Third Party Payor Claim, then the applicable IHS Entity shall have the sole authority to dispute or settle such Pre-Effective Date Third Party Payor Claim, and the IHS Entities shall bear the costs and expenses of such efforts. The SNH Entities shall cooperate in all reasonable respects with the IHS Entities in connection with the IHS Entities' efforts to resolve or settle such dispute. Notwithstanding anything to the contrary contained in this Agreement or in any other Settlement Document, the IHS Entities shall be deemed to own (and shall be entitled to collect, retain and/or assign) any funds that are collected in respect of any Pre-Effective Date Third Party Payor Claim disputed in accordance with this clause (A). If any SNH Entity shall collect any such amount, it shall immediately pay such amount to the applicable IHS Entity.

                           (B) If the IHS Entities  shall  dispute the amount or
                  priority of the Reduction Claim to which the Manager believes the SNH Entities are entitled in accordance with subsection
                  (c)(i) above, then the parties shall immediately submit such dispute to binding arbitration in accordance with the Commercial Arbitration Rules then in force of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The SNH Entities shall forthwith return to the applicable IHS Entity any amount that the arbitrator determines to be in excess of the amount to which the SNH Entities were entitled in accordance with subsection (c)(i) above.

                  In any such dispute, the prevailing party shall be entitled to reimbursement of its related costs and expenses, including reasonable attorney's fees. Moreover, if it is determined that the SNH Entities asserted a Reduction Claim in excess of the amount to which they were entitled, they shall be obligated to pay to the applicable IHS Entity interest on such excess at the rate of eight percent (8%) per annum from the date such amount was paid to the SNH Entities until the date paid by the SNH Entities to the applicable IHS Entity.

                           (d) The  provisions of paragraphs (b) and (c) of this
                  Section 2.8 shall survive the termination of the obligations of the Relevant IHS Entities under Section 8.

         2.9 Patient-Trust Accounts. At such time as a Proposed Operator for any Facility has all Necessary Licenses, Servicer and the applicable Licensee will transfer the patient trust accounts held for the benefit of residents of the relevant Facility to the Proposed Operator of that Facility. Promptly thereafter, Servicer and the applicable Licensee will furnish to such Proposed Operator current bank statements with respect to such accounts. Such Proposed Operator shall thereupon assume all liabilities arising thereunder other than liabilities for acts or omissions by the Licensee prior to the Effective Time or arising out of gross negligence or willful misconduct of Servicer or Licensee after the Effective Time.

3. Servicer Consideration. The Relevant IHS Entities have agreed to perform the services that are contemplated to be rendered by them hereunder as "Servicer" during the five (5) month period provided in Section 8.1 and as "Servicer" under the Servicing Agreement dated as of even date among SNH, Manager, IHS and IHS 152 (the "Other Servicing Agreement"), in consideration of the release by SNH, SPTIHS, HRES1, HRES2, Advisors and the other SNH Entities (as defined in the Settlement Agreement) of their claims against Servicer and the other IHS Entities (as defined in the Settlement Agreement) under the Existing Documents (as defined in the Settlement Agreement) pursuant to the Settlement Agreement. Such releases shall not be affected if, during the first five (5) full months of the term of this Agreement, Manager advises Servicer, pursuant to Section 8.2, to discontinue provision of any portion of the services provided by Servicer hereunder or if any Facility is sold or its operation discontinued for any reason whatsoever.

4.       Expenses.

         4.1 For purposes of this Agreement, "Expenses" shall mean, liabilities, costs and expenses of the type listed below to the extent incurred in connection with the operation and management of such Facility in the ordinary course of business after the Effective Time:

                  (a) salary and related costs (including, without limitation, payroll taxes, workers' compensation, costs of employee benefit plans, travel, insurance, and fidelity bonds) of Personnel at such Facility, including, without limitation, administrative, professional, custodial, food service, cleaning and maintenance, operational, secretarial and bookkeeping personnel (collectively, "Payroll Expenses");

                  (b) the cost of all supplies and equipment necessary for the continued operation of such Existing Facility as a skilled nursing, intermediate care and for residential facility in the ordinary course of its business, including without limitation, the cost of all pharmaceuticals, food, fuel, kitchen and food service equipment, linens, beds, furniture, clothing and other supplies and equipment used in supplying services to patients in the ordinary course;

                  (c) expenses attributable to the maintenance and operation of real and personal property devoted, used or consumed in the operation of such Facility in the ordinary course, including, without limitation, expenses incurred in connection with maintenance and repair of such Facility, and insurance premiums, deductibles and retentions for insurance obtained pursuant to Section 2.7;

                  (d) all liabilities incurred after the Effective Time under any Contracts (as such term is defined in the Settlement Agreement) that any IHS Entity is required not to reject in accordance with
         Section 7.6 of the Settlement Agreement (but specifically excluding any Pre-Effective Time Obligations (as such term is defined in the Settlement Agreement)); and

                  (e) all other costs, expenses and liabilities arising out of the ownership, operation, maintenance and management of the Facilities, including, without limitation, real estate, income and other taxes payable in connection with the operation of the Facilities (the costs and expenses referred to in paragraphs (b), (c), (d) and (e) hereof, collectively, "A/P Expenses");

provided, however, that the following expenses of the Relevant IHS Entities as "Servicer" hereunder shall be for the sole account of the Relevant IHS Entities, shall not be subject to reimbursement hereunder, and shall be deemed excluded from the term "Expenses": (i) the Relevant IHS Entities overhead and ordinary administrative expenses, and salary (including, without limitation, payroll taxes, workers' compensation, costs of employee benefit plans, travel, insurance and fidelity bonds) of financial, accounting and other personnel employed by the Relevant IHS Entities (other than Personnel) to provide centralized billing, collection, bill paying, accounting, record keeping, information management, purchasing, personnel and policy planning services to any Facility, it being understood that in no event shall the salary or other compensation of any Personnel be an expense of Servicer; (ii) the cost of obtaining and maintaining insurance outside of that described in Section 2.7; and (iii) any loss, cost or expense for which Servicer is liable under Section 10.

         4.2 SNH, Manager, Advisors and the Proposed Operators shall be jointly and severally liable for the payment and satisfaction of all Expenses, when and as the same shall become due in accordance with the terms hereof. In furtherance thereof, Manager shall establish separate bank accounts ("Expense Accounts") for Payroll Expense and A/P Expense under its name and control, with respect to which Servicer shall have signing authority in order to pay Expenses. At the close of the last Business Day of each calendar week (commencing with the calendar week in which the Closing Date occurs), Servicer shall provide Manager with a check register showing the payee name, the amount of such check (with deductions, if any), the payee code and the check number for each check drawn on the Expense Accounts during such week. On the day preceding the Closing Date and at the close of business on the last Business Day of each calendar week thereafter, Servicer shall provide Manager with a statement (the "Cash

Projection") setting forth the aggregate Dollar amount of the checks that Servicer then expects to draw on the Expense Accounts during the following calendar week (the projected Dollar amount for such following week, the "Projected Cash Requirement") and setting forth the amount to be deposited into the Expense Accounts in accordance with the following sentence. By the close of business on the Closing Date and on the second Business Day of such following calendar week, SNH or the Proposed Operators shall deposit into the Expense Accounts such amounts as shall be necessary so that the Aggregate Balance (as hereinafter defined) of the Expense Accounts on such Business Day shall at least equal the sum of: (x) the Projected Cash Requirement for the current calendar week plus (y) $1,000,000. As used herein, the term "Aggregate Balance" shall mean, as of the date of determination, the sum of all amounts deposited in either Expense Account, less the aggregate dollar amount of all checks written on either Expense Account and reflected in the check registers theretofore furnished to Manager (whether or not such checks have been paid from such Expense Accounts). The monies so deposited by SNH or the Proposed Operators shall be allocated between the two Expense Accounts as Servicer may direct from time to time, based on its Cash Projections. Servicer shall provide Manager with a list of its payee codes (with descriptions identifying these codes) on or prior to the Closing Date, and shall promptly inform Manager of any subsequent modifications thereto. The Servicer shall promptly reimburse the SNH Entities for any amounts paid out of the Expense Accounts to satisfy obligations of any IHS Entity that are not required to be paid by any SNH Entity pursuant to this Agreement or the Settlement Agreement or any other of the Settlement Documents (as such term is defined in the Settlement Agreement). Nothing contained in the foregoing sentence shall be deemed to permit the Servicer to use funds in the Expense Accounts to satisfy its own obligations except to the extent expressly provided in this Agreement. The provisions of the first sentence of this Section
4.2 shall survive the termination of this Agreement.

         4.3 The parties acknowledge that Servicer and the Licensees shall have no obligation to advance any funds on behalf of any of the Facilities, Manager or the Proposed Operators. If Servicer does advance its own funds for any Expense, SNH and the Proposed Operators shall promptly reimburse Servicer therefor. Moreover, Manager and SNH assume all risk of loss to third parties arising out of the failure to make any payment of any Expense. The provisions of this Section 4.3 shall survive the termination of this Agreement.

         4.4 [intentionally omitted].

5.       Access to Records, Etc.

         5.1 For the time and to the extent required by applicable law, Servicer shall retain, and shall permit the Comptroller General of the United States, the U.S. Department of Health and Human Services and duly authorized state agencies, and their respective duly authorized representatives access to examine or copy this Agreement and such books, documents, and records as are necessary to verify the nature and extent of the costs of the services supplied under this Agreement. In the event Servicer provides any of its services under this Agreement pursuant to a subcontract and if (i) the services provided pursuant to the subcontract have a value or cost of $10,000 or more over a twelve (12) month period and (ii) the subcontract is with a related organization, then Servicer agrees that the subcontract shall contain a clause requiring the subcontractor to retain and allow access to its records on the same terms and conditions as required by Servicer. This provision shall be null and void should it be determined that Section

1861(v)(1)(I) of the Social Security Act is not applicable to this Agreement. The provisions of this Section 5.1 shall survive the termination of the obligations of the Relevant IHS Entities as Servicer under Section 8.1.

         5.2 For the time and to the extent required by applicable law, Manager shall retain, and shall permit the Comptroller General of the United States, the U.S. Department of Health and Human Services and duly authorized state agencies and their respective duly authorized representatives access to examine or copy this Agreement and such books, documents, and records as are necessary to verify the nature and extent of the costs of the services supplied under this Agreement. In the event Manager provides any of its services under this Agreement pursuant to a subcontract and if (i) the services provided pursuant to the subcontract have a value or cost of $10,000 or more over a twelve (12) month period and (ii) the subcontract is with a related organization, then Manager agrees that the subcontract shall contain a clause requiring the subcontractor to retain and allow access to its records on the same terms and conditions as required by Manager. This provision shall be null and void should it be determined that Section 1861(v)(1)(I) of the Social Security Act is not applicable to this Agreement.

         5.3 As soon as reasonably  possible  after the close of each  reporting period for rate setting purposes, and not later than the applicable deadline, the Relevant IHS Entities shall prepare for submission by the IHS Licensees, Medicare and/or Medicaid cost reports, as applicable, for each Facility for the reporting period during which such IHS Licensee provided facility services (regardless whether such services were provided before or after the Effective
Date) showing the costs and expenditures relating to resident care for such Facility and such other information as is required by the applicable governmental authority, such report being in all material respects (including as to form) in compliance with the requirements of such applicable governmental authority. The provisions of this Section 5.3 shall survive the termination of the obligations of the Relevant IHS Entities as Servicer under Section 8.1.

         5.4 The Proposed Operators agree to use their best efforts to obtain all Necessary Licenses as promptly as possible, and to use all reasonable efforts to obtain all other Licenses as promptly as possible. Upon receipt by a Proposed Operator of the Necessary Licenses with respect to an IHS Facility, Manager shall give Servicer and each IHS Licensee prompt written notice thereof.

         5.5 Subject to the provisions of Section 12.10 hereof, each of the IHS Licensees and Servicer agrees to cooperate with the Manager and the Proposed Operators in their efforts to obtain all Licenses, such cooperation to include, without limitation, the IHS Licensees taking all action that is necessary and reasonable to ensure that there is no period during which neither an IHS Licensee nor a Proposed Operator is entitled to reimbursement for services provided at the Facilities. Without limiting the foregoing, each Relevant IHS Entity and IHS Licensee agrees to use all reasonable efforts to assist each Proposed Operator in obtaining all Licenses as soon as possible. Such efforts shall include (i) (to the extent required as a condition to the issuance of any License with respect to any Facility) the preparation and filing of terminating cost reports with respect to the Facility in compliance in all material respects with applicable law, (ii) promptly furnishing to such Proposed Operator, upon its request, all information and materials required to be (or that any governmental agency or official has requested be) furnished as a condition to or in connection with the issuance of any Licenses (including any financial, census and staffing data, information regarding special services and programs, Life Safety Code Waivers and other waiver history, facility plans of correction and compliance status, to the extent required or requested by the applicable agency or official), in each case to the extent available to such Relevant IHS Entity or IHS Licensee or Affiliate thereof, (iii) the filing of such notices and documents with such agencies or officials as such agency or official may require or request. Notwithstanding the foregoing, the SNH Entities shall promptly reimburse the IHS Licensees and the Servicer for all third-party out-of-pocket costs and expenses incurred in connection with this Section 5.5, including, without limitation, reasonable attorneys' fees and expenses. The provisions of this Section 5.5 shall survive the termination of the obligations of the Relevant IHS Entities and IHS Licensees under Section 8.

         5.6 Each party hereto agrees to comply in all material respects with all provisions of federal and state law applicable to it in connection with the operation of the Facilities.

6. Duty of Servicer; Indemnity; Prohibited Transactions.

         6.1 Servicer shall render the services called for hereunder in good faith.

         6.2 SNH, Manager, Advisors and the Proposed Operators, jointly and severally, agree to indemnify and hold Servicer, IHS and each subsidiary of IHS and their respective shareholders, officers, directors, advisors, agents, representatives and employees (each an "Indemnified Party") harmless from and against all Damages (as hereinafter defined), arising out of (i) any action or omission of Servicer in connection with the provision of services under this Agreement taken or omitted to be taken in good faith after the Effective Time,
(ii) any injury to any person suffered at any Facility, or the rendering of or the failure to render services by, any Personnel, Manager, Advisors or any Proposed Operator or their respective employees, agents or representatives or any other person performing services for or on behalf of Manager, Advisors or any Proposed Operator (including, without limitation, any obligations under
Section 1 above),  or the operation of any Facility  after the  Effective  Time,
(iii) the employment or termination of any of the Personnel after the Effective Time, including without limitation, any wages, salaries, payroll taxes, reimbursements, sick pay, paid time off or other vacation benefits, severance and all other compensation and benefits incurred, earned or accrued after the Effective Time, whether under any agreement, benefit plan or as imposed by applicable law, (iv) arising out of any action taken or omitted by any Personnel after the Effective Time, or (v) arising out of any failure to make any payment when due under Section 4 above or any refusal to approve any payment in accordance with Section 4 above; provided that no Indemnified Party shall be entitled to indemnification for any action taken or omitted to be taken to the extent resulting from such Indemnified Party's gross negligence, willful misconduct or fraud, provided further that it is understood that the actions and omissions of the Personnel shall not be deemed to be the actions or omissions of any IHS Entity, notwithstanding that such Personnel may be employees of an IHS Entity or under the supervision of any IHS Entity. The term "Damages" shall mean all actual monetary and non-consequential losses, damages, liabilities, claims, demands, penalties, judgments, costs and expenses, including, without limitation, reasonable legal fees, suffered by an Indemnified Party, but shall not, in any event, include any Pre-Effective Time Obligation (as defined in the Settlement Agreement). The provisions of this Section 6.2 shall survive the termination of this Agreement.

         6.3 Neither Servicer nor any person, firm or corporation which, directly or indirectly owns or controls, is owned or controlled by, or is under direct or indirect common ownership or control with Servicer or any person related by blood or marriage within the third degree to persons in such control (an "Affiliate"), shall receive any remuneration (other than reimbursement), whether direct or indirect, for any purchases of goods or services made on behalf of the Relevant Licensee, the Proposed Operator or Manager, and neither Servicer nor any Affiliate shall markup, increase the price, or obtain any premium for goods or services purchased by Servicer on behalf of or for the benefit of Relevant Licensee, Proposed Operator or Manager.

7. Relationship of Parties. No party to this Agreement is a partner or joint venturer with any other party, and nothing herein shall be construed so as to make them such partners or joint venturers or impose on any of them any liability as partners or joint venturers.

8. Term and Termination.

         8.1 Unless the Relevant IHS Entities shall otherwise agree in writing, on the five-month anniversary of the date hereof, their obligations as Servicer hereunder shall be deemed to have been satisfied, terminated and discontinued in full, and Manager shall be deemed to have assumed responsibility for the performance thereof. Servicer and Manager agree to negotiate any extension of such five month period in good faith; provided that in no event shall Servicer be required to negotiate any extension to perform any services after the first anniversary of the Effective Time.

         8.2 It is the intention of Manager to assume responsibility for many of the services provided by Servicer and described in Sections 1 and 2 during the term of this Agreement. In connection therewith, at any time and from time to time after the date hereof, Manager may advise Servicer, by written notice, that Servicer may discontinue the provision of certain services described in such notice, in which event Manager shall be deemed to have assumed full responsibility for providing such service hereunder in lieu of Servicer (but such discontinuance of services shall not constitute a termination of this Agreement or affect the release referred to in Section 3 above).

         8.3 Subject to the provisions of Section 8.1 that limit the obligations of Servicer under this Agreement, the term of this Agreement shall commence at the Effective Time and shall terminate on the third anniversary of the date hereof; provided that Manager or SNH may terminate this Agreement upon not less than 10 days' prior written notice to the other parties hereto. Notwithstanding anything to the contrary contained in this Agreement or any Sublease, on such date (a "Sublease Termination Date") as any IHS Licensee shall receive written notice from Manager under Section 5.4 confirming that the Necessary Licenses shall have been obtained by a Proposed Operator with respect to any IHS Facility, all of the obligations of the applicable IHS Licensee under this Agreement (other than in its capacity as "Servicer", subject to Section 8.1 above and the last sentence of Section 1 above) and the applicable Sublease shall terminate with respect to such IHS Facility. After the first anniversary of the Effective Time, Manager shall be obligated to pay a fee (the "Sublease Extension Fee") to IHS at the rate of $2,000 per month per State in which the Sublease Termination Date has not occurred with respect to all IHS Facilities in such State; provided, however, that until the Sublease Termination Date shall have occurred with respect to all of the IHS Facilities, the minimum Sublease

Extension Fee shall be at the rate of $10,000 per month. Notwithstanding anything to the contrary contained in this Agreement or any Sublease, each IHS Licensee shall have the right, at any time after the earlier to occur of (x) the termination of this Agreement and (y) the first anniversary of the Effective Time, to terminate the obligations of such IHS Licensee under this Agreement and each applicable Sublease (by giving notice of such termination to the Manager) on the earlier to occur of: (x) the last administrative bar date established by order of the Court (as such term is defined in the Settlement Agreement) and of which the SNH Entities shall have received timely notice, (y) the second anniversary of the Effective Time, and (z) such date as this Agreement is terminated. Notwithstanding the foregoing, if Manager shall receive written notice from the applicable governmental licensing authority with respect to the Necessary Licenses for any IHS Facility that the Proposed Operator shall be denied any Necessary License with respect to such IHS Facility, then such IHS Facility shall not thereafter be included for purposes of determining whether any Sublease Extension Fee shall be payable. If the Manager or the Proposed Operator shall be in default of their obligations hereunder to Servicer or the IHS Licensees for more than 30 days after written notice thereof from the Servicer or the IHS Licensees to Manager and the Proposed Operator, then the Servicer and/or the IHS Licensees shall be entitled to terminate this Agreement and/or any of the Sublease Agreements.

         8.4 Upon the effective date of termination of the obligations of the Relevant IHS Entities, as Servicer, in accordance with Section 8.1, the Relevant IHS Entities shall forthwith:

                  (a) pay over to the relevant Proposed Operator all money collected pursuant to this Agreement owned by the Proposed Operator or to which the Proposed Operator is otherwise entitled pursuant to this Agreement or the Settlement Agreement;

                  (b) deliver to Manager, the Relevant Licensee and the Proposed Operator a full accounting for all monies then held by the Relevant IHS Entities; and

                  (c) deliver to Manager, the Relevant Licensee or Proposed Operator, as the case may be, all property and documents of any of them then in the custody of the Relevant IHS Entity.

9. Notices. All notices and other communications provided for hereunder shall be
in  writing  (including  telecopy  communication)  and  mailed,   telecopied  or
delivered addressed as follows:

                  (a) if to SNH or any Proposed Operator, to it at:

                           400 Centre Street
                           Newton, MA  02458
                           Telecopy no.:  (617) 796-8349
                           Attention:  President

                  (b) with copy to:

                           SULLIVAN & WORCESTER LLP
                           One Post Office Square
                           Boston, MA 02109
                           Telecopy no.:  (617) 338-2880
                           Attention:  Alexander A. Notopoulos, Jr., Esq.

                  (c) if to Manager, to it at:

                           400 Centre Street
                           Newton, MA 02458
                           Telecopy no.:  (617) 332-2261
                           Attention:  Treasurer

                  (d) if to any Relevant IHS Entity or any IHS  Licensee,  to it
                      at:

                           c/o Integrated Health Services, Inc.
                           The Highlands
                           910 Ridgebrook Road
                           Sparks, MD 21152
                           Telecopy no.:  (410) 773-1020
                           Attention:  Daniel J. Booth, Senior Vice President,
                                       Finance

                  (e) with a copy to:

                           Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, NY  10174
                           Telecopy no.:  (212) 704-6137
                           Attention:  Charles P. Greenman, Esq.

                           and to

                           Blass & Driggs
                           461 Fifth Avenue
                           New York, NY  10017
                           Telecopy no.:  (212) 447-5428
                           Attention:  Andrew S. Bogen, Esq.

or to such other address as may hereafter be designated by any party for such purpose. Each such notice shall be effective (i) upon receipt and written acknowledgment, if hand delivered, (ii) upon the first Business Day following the day when telecopied, if transmitted by telecopier, (iii) upon the next Business Day after being placed in the possession of a recognized overnight delivery service, if sent by a recognized overnight delivery service, or (iv) upon the expiration of the fifth Business Day after being deposited in the mails, if mailed.

10. Liability of IHS Entity. No IHS Entity shall have any liability for breach of any of its obligations under this Agreement, except for breaches resulting from fraud, bad faith, gross negligence or willful misconduct; it being understood that the actions and omissions of the Personnel shall not be deemed to be the actions or omissions of any IHS Entity, notwithstanding that such Personnel may be employees of an IHS Entity or under the supervision of any IHS Entity. The liability of Servicer shall survive the termination of this Agreement.

11. Proprietary Material. The Manager and the Proposed Operators acknowledge and agree that the Proprietary Property (as defined in the Settlement Agreement) is and shall remain (along with any corresponding copyrights or similar rights) the sole property of Servicer and shall not at any time be directly or indirectly used, distributed, disclosed, copied or otherwise employed by the Manager or any Proposed Operator, except in the provision of the services by the Servicer during the term of this Agreement or to the extent contemplated by the Settlement Agreement. Upon termination of this Agreement, the Manager and the Proposed Operators shall return to the Servicer all such Proprietary Property in their possession or control, and use their best efforts to ensure that their employees have not retained any Proprietary Property and upon request by Servicer, confirm compliance with the foregoing in writing. The provisions of this Section 11 shall survive the termination of this Agreement.

12. Miscellaneous.

         12.1 Amendments. Neither this Agreement nor any of the terms thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by each party (x) against whom the enforcement of the termination, amendment, supplement, waiver or modification shall be sought or (y) who is affected (or whose rights, obligations or remedies are affected) by such termination, amendment, supplement, waiver or modification.

         12.2 Non-Assignability. This Agreement shall not be assigned by any party without the consent of each other party hereto, and this Agreement shall be binding upon and shall inure to the benefit of consented to successors and assigns.

         12.3  GOVERNING  LAW.  THE  PROVISIONS  OF  THIS  AGREEMENT   SHALL  BE
CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         12.4  Entire  Agreement.  This  Agreement,   together  with  the  other
agreements contemplated by, referred to in, or contemplated by agreements referred to herein, together constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and cancel any preexisting agreements with respect to such subject matter.

         12.5 Headings. The headings of the various articles, sections and subsections of this Agreement have been inserted for the purpose of convenience of reference only, are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

         12.6 Attorney's Fees and Costs. If any action is brought for the enforcement of this Agreement, or because of a dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action in addition to any other relief to which it may be entitled.

         12.7 Confidentiality. The parties agree not to disclose or permit their respective representatives, attorneys, auditors or agents to disclose, except as may be required by law or performance hereunder, any confidential non-public information of the others which is obtained by any of them in connection with the transactions contemplated by this Agreement.

         12.8 Cooperation; Commercially Reasonable Efforts. The parties shall cooperate in good faith in connection with all actions to be taken to consummate the transactions contemplated by, and to enforce the rights created by and perform the responsibilities imposed by, this Agreement.

         12.9   Counterparts.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

         12.10 Responsibility for Compliance with Law, Etc. During the term of this Agreement, each Relevant Licensee will use reasonable commercial efforts to keep in full force and effect all licenses, permits, approvals, authorizations, provider agreements, and certificates or determinations of need necessary for such Relevant Licensee to occupy and operate its Facilities and to receive Medicare and Medicaid reimbursement for services provided therein.
Notwithstanding anything to the contrary contained in this Agreement or the Settlement Agreement, each of the SNH Entities agrees and acknowledges that no IHS Licensee shall be obligated to assume and/or assign to any SNH Entity any Medicare or Medicaid provider numbers or agreements; provided that the applicable IHS Licensees shall use their commercially reasonable efforts to maintain such provider agreements and numbers until they no longer hold the applicable licenses (so long as maintaining such provider agreements and numbers do not require that the IHS Licensees assume such provider agreements and numbers). The SNH Entities are assuming all risk arising out of their failure to obtain Medicare and/or Medicaid provider numbers or agreements with respect to any Facilities. SNH, Manager and each Proposed Operator jointly and severally agree to indemnify each IHS Licensee and Relevant IHS Entity against all Damages incurred by such IHS Licensee or Relevant IHS Entity arising out of the discharge from any IHS Facility of any Medicare or Medicaid beneficiary who was a resident or patient of such IHS Facility immediately prior to the time that the applicable IHS Licensee ceases to hold a Medicare or Medicaid number or provider agreement, resulting from the applicable Proposed Operator's inability to timely obtain a Medicare or Medicaid provider number or agreement (to the extent that such failure to obtain such provider number or agreement was not due to the act or omission of any IHS Entity). The provisions of this Section 12.10 shall survive the termination of this Agreement.

         12.11 THE DECLARATION OF TRUST OF SNH, DATED DECEMBER 16, 1998, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST" REFERS TO THE TRUSTEES

UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH. ALL PERSONS DEALING WITH SNH, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         12.12 Amendment to Settlement Agreement. This Agreement is subject to the terms of an Amendment to Settlement Agreement dated as of June 29, 2000 among, inter alia, Integrated Health Services, Inc., SNH, SPTIHS, HRES1 and HRES2, the Manager, the Proposed Operators and the Licensees.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                 IHS:

                                 INTEGRATED HEALTH SERVICES, INC., a
                                 Delaware Corporation


                                 By:  /s/ Daniel J. Booth
                                      Its:

                                 IHS LICENSEES:


                                 ECA HOLDINGS, INC., a Delaware corporation
                                 ECA PROPERTIES, INC., a Delaware corporation
                                 COMMUNITY CARE OF NEBRASKA, INC., a
                                   Delaware corporation,
                                 W.S.T. CARE, INC., a Nebraska corporation
                                 QUALITY CARE OF LYONS, INC., a Nebraska
                                   corporation
                                 INTEGRATED HEALTH SERVICES AT
                                   GRANDVIEW CARE CENTER, INC.,
                                   a Delaware corporation
                                 QUALITY CARE OF COLUMBUS, INC., a
                                   Nebraska corporation
                                 MARIETTA/SCC, INC., a Georgia corporation
                                 GLENWOOD/SCC, INC., a Georgia corporation
                                 DUBLIN/SCC, INC., a Georgia corporation
                                 COLLEGE PARK/SCC, INC., a Georgia
                                   corporation
                                 IHS ACQUISITION NO. 112, INC., a Delaware
                                   corporation
                                 IHS ACQUISITION NO. 113, INC., a Delaware
                                   corporation
                                 IHS ACQUISITION NO. 175, INC., a Delaware
                                   corporation


                                 By:  /s/ Daniel J. Booth
                                          Its:

                                 SNH:

                                 SENIOR HOUSING PROPERTIES TRUST, a
                                 real estate investment trust


                                 By:  /s/ David J. Hegarty
                                      Its: President

                                 MANAGER:

                                 FIVE STAR QUALITY CARE, INC., a Delaware corporation



                                 By:  /s/ Ajay Saini
                                      Its Treasurer

                                 PROPOSED OPERATORS:

                                 SHOPCO-COLORADO, LLC
                                 SHOPCO-CT, LLC
                                 SHOPCO-GA, LLC
                                 SHOPCO-IA, LLC
                                 SHOPCO-KS, LLC
                                 SHOPCO-MI, LLC
                                 SHOPCO-MO, LLC
                                 SHOPCO-NE, LLC
                                 SHOPCO-WY, LLC, each a Delaware limited
                                 liability company


                                 By:  /s/ Jennifer B. Clark
                                      Its: Assistant Secretary

                                 SNH-NEBRASKA, INC.,
                                 SNH-IOWA, INC.,
                                 SNH-MICHIGAN, INC., each a Delaware
                                 corporation


                                 By:  /s/ Jennifer B. Clark
                                      Its: Assistant Secretary

                                 ADVISORS:

                                 ADVISORS HEALTHCARE GROUP, INC, a
                                 Delaware corporation


                                 By:   /s/ Jennifer B. Clark
                                       Its: Assistant Secretary




                                                  Schedule A-1

                                                 IHS Facilities

                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------

Integrated Health Services at Canon City                                   ECA Holdings,      Shopco-Colorado, LLC
515 Fairview Street                                                        Inc. ("ECA")         ("Colorado LLC")
Canon City, CO 81212

Integrated Health Services at Springs Village                                   ECA               Colorado LLC
110 W. Van Buren
Colorado Springs, CO 80907

Integrated Health Services at Delta                                             ECA               Colorado LLC
2050 South Main Street
Delta, CO 81416

Integrated Health Services at Mantey Heights                                    ECA               Colorado LLC
2823 Patterson Road
Grand Junction, CO 81506

Integrated Health Services at LaVilla Grande                                 ECA (DBA,            Colorado LLC
2501 Little Bookcliff Drive                                                 Integrated
Grand Junction, CO 81501                                                  Health Services
                                                                            at LaVilla
                                                                              Grande)

College Park Health Care Center                                            College Park/         Shopco-GA, LLC
1765 Temple Avenue                                                           SCC, Inc.             ("GA LLC")
College Park, GA 30337

Community Care of America at Dublin                                      Dublin/SCC, Inc.            GA LLC
606 Simmons Street, Box 549
Dublin, GA 31040

Community Care of America at Conner                                          Glenwood/               GA LLC
303 Fifth Street, P.O. Box 618                                               SCC, Inc.
Glenwood, GA 30428

Community Care of America at Marietta                                        Marietta/               GA LLC
1480 Sandtown Road                                                           SCC, Inc.
Marietta, GA 30060

Integrated Health Services of Clarinda                                          ECA               Shopco-IA LLC
600 Manor Drive                                                                                    ("IA LLC")
Clarinda, IA 51632

Integrated Health Services of Council Bluffs South                              ECA                  IA LLC
34 Northcrest Drive

                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------

Council Bluffs, IA 51501

Integrated Health Services at Mediapolis                                        ECA                  IA LLC
608 Prairie Street
Mediapolis, IA 52637

IHS at Pacific Place                                                            ECA                  IA LLC
20937 Hwy. 385 West
Pacific Junction, IA 51561

Integrated Health Services of Winterset                                         ECA                  IA LLC
1015 West Summit
Winterset, IA 50273

Integrated Health Services of Iowa at Des Moines                            Integrated           SNH-IOWA, Inc.
2348 E. Ninth Street                                                     Health Services,          ("IA INC.")
Des Moines, IA 50316                                                           Inc.

IHS at Park Place                                                               ECA                  IA INC
114 East Green Street
Glenwood, IA 51534

Integrated Health Services of Woodhaven                                         ECA              Shopco-KS, LLC
510 W. 7th Street
Ellinwood, KS 67526

Farmington Health Care Center                                             IHS Acquisition        Shopco-MI, LLC
34225 Grand River                                                          No. 112, Inc.           ("MI LLC")
Farmington, MI 48335-3512

IHS of Michigan at Howell                                                       IHS                  MI LLC
3003 W. Grand River Avenue                                                Acquisition No.
Howell, MI 48843-8539                                                        113, Inc.

IHS at Tarkio                                                                   ECA              Shopco-MO, LLC
300 Cedar Street
Tarkio, MO 64491

Ainsworth Care Center                                                     Community Care         Shopco-NE, LLC
143 N. Fullerton Street                                                  of Nebraska, Inc.         ("NE LLC")
Ainsworth, NE 69210                                                           ("CCN")

IHS at Ashland                                                                  CCN                  NE LLC
1700 Furnas Street
Ashland, NE 68003

                                                       -2-

                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------
Blue Hill Care Center                                                           CCN                  NE LLC
P.O. Box 156, 414 N. Wilson
Blue Hill, NE 68930

IHS at Edgar                                                                    CCN                  NE INC
RR 1 Box 83A, 106 5th Street
Edgar, NE 68935

Wedgewood Care Center                                                           ECA                  NE LLC
800 Stoeger Drive
Grand Island, NE 68803

IHS at Gretna                                                                   CCN                  NE LLC
700 Highway 6
Gretna, NE 68028

IHS at Lyons                                                              Quality Care of            NE LLC
1035 Diamond Street                                                         Lyons, Inc.
Lyons, NE 68038

IHS at Milford                                                             W.S.T. Care,              NE LLC
P.O. Box D, 1100 W. First Street                                               Inc.
Milford, NE 68405

IHS at Sutherland                                                               CCN                  NE LLC
P.O. Box 307, 333 Maple Street
Sutherland, NE 69165

IHS of Waverly                                                                  CCN                  NE LLC
P.O. Box 160, 11041 N. 137th Street
Waverly, NE 68462

Grandview Manor                                                           ECA Properties,         SNH-Nebraska
Broad Street & Highway 4                                                       Inc.                ("NE INC")
Campbell, NE 68932

Integrated Health Services of Central City                                      CCN                  NE INC
2720 South 17th Avenue
Central City, NE 68826

Mory's Haven                                                              Quality Care of            NE INC
1112 Fifteenth Street                                                     Columbus, Inc.
Columbus, NE 68601

Exeter Care Center                                                              CCN                  NE INC
425 South Empire Avenue, P.O. Box 59
Exeter, NE 68351

                                                      -3-

                               Facility                                      Licensee           Proposed Operator
------------------------------------------------------------------------ ------------------ --------------------------

Utica Community Center                                                          CCN                  NE INC
1350 Centennial Avenue
Utica, NE 68456

IHS at Laramie                                                                  ECA              Shopco-WY, LLC
503 South 18th Street                                                                              ("WY LLC")
Laramie, WY 82070

Community Care of America at Worland                                            ECA                  WY LLC
1901 Howell
Worland, WY 82401


                                                  Schedule A-2

                                               Advisors Facilities

                        Facility                                     Licensee                  Proposed Operator
---------------------------------------------------------- ------------------------------ ----------------------------

Clifton House Rehabilitation Center                                  Advisors              SHOPCO-CT, LLC ("CT LLC")
181 Clifton Street, New Haven, CT 06513

Greenery Rehabilitation Center at Waterbury                          Advisors                       CT-LLC
177 Whitewood Road, Waterbury, CT 06708

Greenery Extended Care Center at Cheshire                            Advisors                       CT-LLC
50 Hazel Drive, Cheshire, CT 06410


                                                      Schedule B-1

                                                   Necessary Licenses

                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
Integrated Health Services at Canon City                        License to Operate an 85-bed Long-Term Care Facility
515 Fairview Street
Canon City, CO 81212

Integrated Health Services at Springs Village                   License to Operate a 100-bed Long-Term Care Facility
110 W. Van Buren
Colorado Springs, CO 80907

Integrated Health Services at Delta                             License to Operate a 90-bed Long-Term Care Facility
2050 South Main Street                                          License to Operate a 6-bed Personal Care Boarding
Delta, CO 81416                                                 Home

Integrated Health Services at Mantey Heights                    License to Operate an 82-bed Long-Term Care Facility
2825 Patterson Road
Grand Junction, CO 81506

Integrated Health Services at LaVilla Grande                    License to Operate a 96-bed Long-Term Care Facility
2501 Little Bookcliff Drive
Grand Junction, CO 81501

College Park Health Care Center                                 Permit to Operate a 100-bed Nursing Home
1765 Temple Avenue
College Park, GA 30337

Community Care of America at Dublin                             Permit to Operate a 130-bed Nursing Home
606 Simmons Street, Box 549
Dublin, GA 31040

Community Care of America at Conner                             Permit to Operate a 62-bed Nursing Home
303 Fifth Street, P.O. Box 618
Glenwood, GA 30428

Community Care of America at Marietta                           Permit to Operate a 109-bed Nursing Home
1480 Sandtown Road
Marietta, GA 30060

Integrated Health Services of Clarinda                          License to Operate a 117-bed Nursing Facility
600 Manor Drive
Clarinda, IA 51632

Integrated Health Services of Council Bluffs South              License to Operate a 62-bed Nursing Facility
34 Northcrest Drive
Council Bluffs, IA 51501

Integrated Health Services at Mediapolis                        License to Operate a 62-bed Nursing Facility
608 Prairie Street
Mediapolis, IA 52637


                                                          -1-

                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
IHS at Pacific Place                                            License to Operate a 12-bed Intermediate Care
20937 Hwy. 385 West                                             Facility for the Mentally Retarded
Pacific Junction, IA 51561

Integrated Health Services of Winterset                         License to Operate an 80-bed Nursing Facility
1015 West Summit                                                License to Operate a 19-bed Residential Care Facility
Winterset, IA 50273

Integrated Health Services of Iowa at Des Moines                License to Operate a 93-bed Nursing Facility
2348 E. Ninth Street
Des Moines, IA 50316

IHS at Park Place                                               License to Operate a 128-bed Intermediate Care
114 East Green Street                                           Facility for the Mentally Retarded
Glenwood, IA 51534

Integrated Health Services of Woodhaven                         License to Operate a 54-bed Adult Care Home
510 W. 7th Street
Ellinwood, KS 67526

Farmington Health Care Center                                   Certificate of Need
34225 Grand River                                               License to Operate a 153-bed Nursing Home (Long Term
Farmington, MI 48335-3512                                       Care)

IHS of Michigan at Howell                                       Certificate of Need
3003 W. Grand River Avenue                                      License to Operate a 176-bed Nursing Home (Long Term
Howell, MI 48843-8539                                           Care)

IHS at Tarkio                                                   License to Operate a 95-bed Skilled Nursing Facility
300 Cedar Street
Tarkio, MO 64491

Ainsworth Care Center                                           License to Operate a 50-bed Skilled Nursing Facility
143 N. Fullerton Street                                         (Distinct Part) (Outpatient PT/Rehab)
Ainsworth, NE 69210

IHS at Ashland                                                  License to Operate a 101-bed Skilled Nursing/NSG
1700 Furnas Street                                              Facility (Distinct Part)
Ashland, NE 68003                                               (Outpatient PT/Rehab, Alzheimer Unit)

Blue Hill Care Center                                           License to Operate a 68-bed Skilled Nursing/NSG
P.O. Box 156                                                    Facility (Distinct part)(Alzheimer Unit)
414 N. Wilson
Blue Hill, NE 68930

IHS at Edgar                                                    License to Operate a 54-bed Skilled Nursing/NSG
RR 1 Box 83A                                                    Facility (Distinct Part)
106 5th Street
Edgar, NE 68935

Wedgewood Care Center                                           License to Operate a 74-bed Skilled Nursing/NSG
800 Stoeger Drive                                               Facility (Outpatient Rehab, Alzheimer Unit)
Grand Island, NE 68803


                                                          -2-

                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------
IHS at Gretna                                                   License to Operate a 63-bed Skilled Nursing Facility
700 Highway 6
Gretna, NE 68028

IHS at Lyons                                                    License to Operate an 82-bed Skilled Nursing Facility
1035 Diamond Street
Lyons, NE 68038

IHS at Milford                                                  License to Operate a 60-bed Skilled Nursing/NSG
P.O. Box D                                                      Facility (Distinct Part)
1100 W. First Street
Milford, NE 68405

IHS at Sutherland                                               License to Operate a 62-bed Skilled Nursing/NSG
P.O. Box 307                                                    Facility (Distinct Part)
333 Maple Street                                                (Alzheimer Unit)
Sutherland, NE 69165

IHS of Waverly                                                  License to Operate a 51-bed Skilled Nursing Facility
P.O. Box 160
11041 N. 137th Street
Waverly, NE 68462

Grandview Manor                                                 License to Operate a 45-bed Skilled Nursing Facility
Broad Street & Highway 4
Campbell, NE 68932

Integrated Health Services of Central City                      License to Operate a 70-bed Skilled Nursing
2720 South 17th Avenue                                          Facility/Nursing Facility Distinct Part
Central City, NE 68826

Mory's Haven                                                    License to Operate a 48-bed Skilled Nursing Facility
1112 Fifteenth Street                                           Dual
Columbus, NE 68601

Exeter Care Center                                              License to Operate a 56-bed Skilled Nursing
425 South Empire Avenue                                         Facility/Nursing Facility Distinct Part
P.O. Box 59
Exeter, NE 68351

Utica Community Care Center                                     License to Operate a 41-bed Skilled Nursing Facility
1350 Centennial Avenue                                          Dual
Utica NE 68456

IHS at Laramie                                                  License to Operate a 144-bed Nursing Care Facility
503 South 18th St.
Laramie, WY 82070

Community Care of America at Worland                            License to Operate an 87-bed Nursing Facility
1901 Howell
Worland, WY 82401

                                                          -3-

                           Facility                                              Necessary Licenses
--------------------------------------------------------------- ------------------------------------------------------

Clifton House Rehabilitation Center                              License to operate a 195 bed chronic and 181
Clifton Street, New Haven, CT 06513                              convalescent nursing home

Greenery Rehabilitation Center at Waterbury                     License to operate a 180 bed chronic and
177 Whitewood Road, Waterbury, CT 06708                         convalescent nursing home

Greenery Extended Care Center at Cheshire                       License to operate 210 bed chronic and convalescent
50 Hazel Drive, Cheshire, CT 06410                              nursing home



                                                      Schedule B-2

                                                     Other Licenses

                           Facility                                                 Other Licenses
---------------------------------------------------------------- -----------------------------------------------------

Integrated Health Services at Canon City                         Medicare/Medicaid certification
515 Fairview Street                                              Medicare provider agreement
Canon City, CO 81212                                             Medicaid provider agreement

Integrated Health Services at Springs Village                    Medicare/Medicaid certification
110 W. Van Buren                                                 Medicare provider agreement
Colorado Springs, CO 80907                                       Medicaid provider agreement

Integrated Health Services at Delta                              Medicare/Medicaid certification
2050 South Main Street                                           Medicare provider agreement
Delta, CO 81416                                                  Medicaid provider agreement

Integrated Health Services at Mantey Heights                     Medicare/Medicaid certification
2823 Patterson Road                                              Medicare provider agreement
Grand Junction, CO 81506                                         Medicaid provider agreement

Integrated  Health  Services at LaVilla Grande                   Medicare/Medicaid  certification
2501 Little Bookcliff Drive                                      Medicare provider agreement
Grand Junction, CO 81501                                         Medicaid provider agreement

College Park Health Care Center                                  Medicare/Medicaid certification
1765 Temple Avenue                                               Medicare provider agreement
College Park, GA 30337                                           Medicaid provider agreement

Community Care of America at  Dublin                             Medicare/Medicaid certification
606 Simmons Street, Box 549                                      Medicare provider agreement
Dublin, GA 31040                                                 Medicaid provider agreement

Community Care of America at Conner                              Medicare/Medicaid certification
303 Fifth Street, P.O. Box 618                                   Medicare provider agreement
Glenwood, GA 30428                                               Medicaid provider agreement

Community Care of America at Marietta                            Medicare/Medicaid certification
1480 Sandtown Road                                               Medicare provider agreement
Marietta, GA 30060                                               Medicaid provider agreement

Integrated Health Services of Clarinda                           Medicare/Medicaid certification
600 Manor Drive                                                  Medicare provider agreement
Clarinda, IA 51632                                               Medicaid provider agreement

Integrated Health Services of Council Bluffs South               Medicare/Medicaid certification
34 Northcrest Drive                                              Medicare provider agreement
Council Bluffs, IA 51501                                         Medicaid provider agreement
-
Integrated Health Services at Mediapolis                         Medicare/Medicaid certification
608 Prairie Street                                               Medicare provider agreement
Mediapolis, IA 52637                                             Medicaid provider agreement

IHS at Pacific Place                                             Medicaid certification
20937 Hwy. 385 West                                              Medicaid provider agreement
Pacific Junction, IA 51561


                                                          -1-

                           Facility                                              Other Licenses
--------------------------------------------------------------- ------------------------------------------------------

Integrated Health Services of Winterset                          Medicare/Medicaid certification
1015 West Summit                                                 Medicare provider agreement
Winterset, IA 50273                                              Medicaid provider agreement

Integrated Health Services of Iowa at Des Moines                 Medicare/Medicaid certification
2348 E. Ninth Street                                             Medicare provider agreement
Des Moines, IA 50316                                             Medicaid provider agreement

IHS at Park Place                                                Medicaid certification
114 East Green Street                                            Medicaid provider agreement
Glenwood, IA 51534

Integrated Health Services of Woodhaven                          Medicare/Medicaid certification
510 W. 7th Street                                                Medicare provider agreement
Ellinwood, KS 67526                                              Medicaid provider agreement

Farmington Health Care Center                                    Medicare/Medicaid certification
34225 Grand River                                                Medicare provider agreement
Farmington, MI 48335-3512                                        Medicaid provider agreement

IHS of Michigan at Howell                                        Medicare/Medicaid certification
3003 W. Grand River Avenue                                       Medicare provider agreement
Howell, MI 48843-8539                                            Medicaid provider agreement

IHS at Tarkio                                                    Medicare/Medicaid certification
300 Cedar Street                                                 Medicare provider agreement
Tarkio, MO 64491                                                 Medicaid provider agreement

Ainsworth Care Center                                            Medicare/Medicaid certification
143 N. Fullerton Street                                          Medicare provider agreement
Ainsworth, NE 69210                                              Medicaid provider agreement

IHS at Ashland                                                   Medicare/Medicaid certification
1700 Furnas Street                                               Medicare provider agreement
Ashland, NE 68003                                                Medicaid provider agreement

Blue Hill Care Center                                            Medicare/Medicaid certification
P.O. Box 156                                                     Medicare provider agreement
414 N. Wilson                                                    Medicaid provider agreement
Blue Hill, NE 68930

IHS at Edgar                                                     Medicare/Medicaid certification
RR 1 Box 83A                                                     Medicare provider agreement
106 5th Street                                                   Medicaid provider agreement
Edgar, NE 68935

Wedgewood Care Center                                            Medicare/Medicaid certification
800 Stoeger Drive                                                Medicare provider agreement
Grand Island, NE 68803                                           Medicaid provider agreement

IHS at Gretna                                                    Medicare/Medicaid certification
700 Highway 6                                                    Medicare provider agreement
Gretna, NE 68028                                                 Medicaid provider agreement

                                                          -2-

                           Facility                                              Other Licenses
--------------------------------------------------------------- ------------------------------------------------------

IHS at Lyons                                                     Medicare/Medicaid certification
1035 Diamond Street                                              Medicare provider agreement
Lyons, NE 68038                                                  Medicaid provider agreement

IHS at Milford                                                   Medicare/Medicaid certification
P.O. Box D                                                       Medicare provider agreement
1100 W. First Street                                             Medicaid provider agreement
Milford, NE 68405

IHS at Sutherland                                                Medicare/Medicaid certification
P.O. Box 307                                                     Medicare provider agreement
333 Maple Street                                                 Medicaid provider agreement
Sutherland, NE 69165

IHS of Waverly                                                   Medicare/Medicaid certification
P.O. Box 160                                                     Medicare provider agreement
11041 N. 137th Street                                            Medicaid provider agreement
Waverly, NE 68462

Grandview Manor                                                  Medicare/Medicaid certification
Broad Street & Highway 4                                         Medicare provider agreement
Campbell, NE 68932                                               Medicaid provider agreement

Integrated Health Services of Central City                       Medicare/Medicaid certification
2720 South 17th Avenue                                           Medicare provider agreement
Central City, NE 68826                                           Medicaid provider agreement

Mory's Haven                                                     Medicare/Medicaid certification
1112 Fifteenth Street                                            Medicare provider agreement
Columbus, NE 68601                                               Medicaid provider agreement

Exeter Care Center                                               Medicare/Medicaid certification
425 South Empire Avenue                                          Medicare provider agreement
P.O. Box 59                                                      Medicaid provider agreement
Exeter, NE 68351

Utica Community Center                                           Medicare/Medicaid certification
1350 Centennial Avenue                                           Medicare provider agreement
Utica NE 68456                                                   Medicaid provider agreement

IHS at Laramie                                                   Medicare/Medicaid certification
503 South 18th St.                                               Medicare provider agreement
Laramie, WY 82070                                                Medicaid provider agreement

Community Care of America at Worland                             Medicare/Medicaid certification
1901 Howell                                                      Medicare provider agreement
Worland, WY 82401                                                Medicaid provider agreement

Clifton House Rehabilitation Center                              Medicare/Medicaid certification
181 Clifton Street, New Haven, CT 06513                          Medicare provider agreement
                                                                 Medicaid provider agreement

                                      -3-

                           Facility                                              Other Licenses
--------------------------------------------------------------- ------------------------------------------------------

Greenery Rehabilitation Center at Waterbury                      Medicare/Medicaid certification
177 Whitewood Road, Waterbury, CT 06708                          Medicare provider agreement
                                                                 Medicaid provider agreement

Greenery Extended Care Center at Cheshire                        Medicare/Medicaid certification
50 Hazel Drive, Cheshire, CT 06410                               Medicare provider agreement
                                                                 Medicaid provider agreement




                                               Schedule 2.7


                                                Insurance

             Coverage Type                              Limits                               Deductible
-----------------------------------------------------------------------------------------------------------

All Risk Property  (bldg & contents)                 $140,000,000                              $10,000

All Risk Property (BI)                                $82,000,000                              $10,000

General/Professional Liability                   $1,000,000/$3,000,000                         $50,000

Workers' Comp                                          Statutory                                  0

Umbrella                                       $10,000,000 per location                          NA
